                                                                    Exhibit 21.1

List of Subsidiaries of NorthStar Realty Finance Corp.

             SUBSIDIARY                          JURISDICTION OF INCORPORATION
                                                        OR ORGANIZATION

NorthStar Realty Finance Limited                  Delaware
Partnership

NRFC Sub-REIT Corp.                               Maryland

ALGM I Owners LLC                                 Delaware

1552 Lonsdale LLC                                 Delaware

ALGM Leasehold II LLC                             Delaware

ALGM Leasehold III LLC                            Delaware

ALGM Leasehold VI LLC                             Delaware

ALGM Leasehold VIII LLC                           Delaware

ALGM Leasehold IX LLC                             Delaware

ALGM Leasehold X LLC                              Delaware

NorthStar Funding Managing Member LLC             Delaware

NorthStar Funding Management LLC                  Delaware

NorthStar Funding Investor Member LLC             Delaware

NorthStar Funding LLC                             Delaware

NS Advisors LLC                                   Delaware

NS CDO Holdings I, LLC                            Delaware

N-Star Real Estate CDO I Ltd.                     Cayman Islands

NS CDO Holdings II, LLC                           Delaware

NS CDO Holdings III, LLC                          Delaware

N-Star Real Estate CDO II Ltd.                    Cayman Islands

N-Star Real Estate CDO III Corp.                  Delaware

NRFC DB Holdings LLC                              Delaware

NRFC NNN Holdings LLC                             Delaware

NRFC Sub Investor WASH Equity IV LLC              Delaware

NRFC Sub Investor IV LLC                          Delaware

NorthStar OS I, LLC                               Delaware

NorthStar OS II, LLC                              Delaware

NorthStar OS III, LLC                             Delaware

N-Star Real Estate CDO V Ltd                      Cayman Islands

NS CDO Holdings IV, LLC                           Delaware

NS CDO Holdings V, LLC                            Delaware

NRFC Sub Investor II LLC                          Delaware

NRFC WA Holdings, LLC                             Delaware

N-Star REL CDO IV Ltd                             Cayman Islands

NRFC WA Holdings II, LLC                          Delaware

NRFC Edison Holdings, LLC                         Delaware